UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2006

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Yahalom Tower, 3a Jabotinsky St., Ramat Gan, Israel	52520
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-9-9602049

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)    On December 5, 2006, Israel Growth Partners Acquisition Corp. (the “Company”) dismissed BDO Seidman, LLP as its independent registered public accountants. The decision was approved by the Board of Directors of the Company and was made so that the Company could engage another member firm of the BDO International network that has an office headquartered in Israel.

The reports of BDO Seidman, LLP, dated July 18, 2006 and October 24, 2006, on the Company’s financial statements as of July 18, 2006 and July 31, 2006, and the results of its operations and its cash flows for the periods from August 1, 2005 (inception) to July 18, 2006 and August 1, 2005 (inception) to July 31, 2006, respectively, did not contain an adverse opinion or disclaimer of opinion. During the period from August 1, 2005 (inception) to July 31, 2006 and any subsequent interim period preceding the termination, there were no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such periods.

There were no reportable events as described in Item 304 (a)(1)(v) of Regulation S-K during the period from August 1, 2005 (inception) to July 31, 2006.

The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by BDO Seidman, LLP in response to that request, dated December 5, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b)    On December 5, 2006, BDO Ziv Haft Certified Public Accountants (“BDO Ziv Haft”), a member firm of BDO International, was engaged as the Company’s new independent registered public accountants. The decision was approved by the Board of Directors of the Company and was made so that the Company could engage a member firm of the BDO International network that has an office headquartered in Israel.

Since August 1, 2006 (inception) and during the interim period preceding the engagement of BDO Ziv Haft, the Company has not consulted with BDO Ziv Haft regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as described under Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as described under Item 304 (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit 16.1	Letter from BDO Seidman, LLP, dated December 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2006	ISRAEL GROWTH PARTNERS ACQUISITION CORP. By: /s/ Dror Gad —————————————— Dror Gad Executive Vice President and Chief Financial Officer